CMA


CMA PENNSYLVANIA
MUNICIPAL MONEY FUND

Semi-Annual Report














September 30, 1996

MERRILL LYNCH
BULL LOGO





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

CMA Pennsylvania
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper



TO OUR SHAREHOLDERS:


For the six-month period ended September 30, 1996, CMA Pennsylvania Municipal Money Fund paid shareholders a net annualized yield of 2.86%*. As of September 30, 1996, the Fund's 7-day yield was 3.01%.

The Environment
Although the US stock and bond markets rallied late in the six-month period ended September 30, 1996, much of the period was marked by volatility in the capital markets. The US economy demonstrated surprising resilience during the first half of the year. As a result, when economic data releases appeared to indicate that the US economy was expanding at a stronger-than-expected (and potentially inflationary) rate, investors focused on the increasing possibility of monetary policy tightening by the Federal Reserve Board. During these periods, stock prices declined and long-term interest rates moved higher. However, with inflationary pressures still under control, the US central bank did not tighten monetary policy at its September 24 meeting. This development, coupled with several economic data releases that showed growth was at or below expectations, helped to assuage investors' concerns about an overheating economy. Stock and bond prices improved, with stock market averages reaching historic high levels.

The shifts in perceptions were exemplified by investors' reactions to the release of recent employment reports. Inflationary concerns were heightened in early July with the release of a stronger-than-expected employment report for June. However, more subdued job growth and decelerating hourly wage gains were subsequently reported for the month of July. Although the employment report for August showed that unemployment had dropped to its lowest level since 1989, these results were generally in line with expectations, and were received favorably by investors. The greatest boost in investor confidence occurred in early October with the release of September's employment report, which showed a slight increase in unemployment.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


Investors will continue to monitor economic data releases to determine the probable direction of the US economy. The outcome of the upcoming November election will also increasingly influence investor psychology in the weeks ahead.

Investment Outlook and Strategy
Economic growth in the Commonwealth of Pennsylvania remained positive during the six-month period ended September 30, 1996. After a sharp increase earlier in the period, the pace of growth in the manufacturing sector moderated. Although still positive, new orders have begun to decline, and current shipments remain strong. In addition, expectations about future growth have moderated from earlier in the period. Finally, with an upbeat economic picture during the six-month period, Pennsylvania's employment levels showed modest improvement as the seasonally adjusted unemployment rate has fluctuated around the national level.

This positive economic growth allowed the Commonwealth to finish its fiscal year 1996 on a solid note with a positive General Fund balance of $183.8 million, or $65.5 million above estimates. Contributing to this positive balance was tax collections for fiscal year 1996 coming in at $16.3 billion, which is $69.8 million above estimates and $113.9 million above the previous fiscal year. These positive results will increase the Commonwealth's "rainy-day" fund by $27.6 million to $211 million. During the six-month period ended September 30, 1996, a $16.4 billion General Fund budget was enacted for fiscal year 1997. This new budget increases government spending a modest six tenths of 1%, provides for a $15 million tax cut or job creation tax credit for companies who add new employees, and increases school funding by $138 million. Finally, Governor Ridge continues to exercise spending restraint over Commonwealth expenditures by eliminating 1,000 jobs from the government payroll.

The positive revenue stream allowed the Commonwealth to pay off its outstanding $500 million in tax anticipation notes (TAN) in June, as well as supplement the various Pennsylvania school districts who continue to issue a very moderate amount of tax and revenue anticipation notes (TRAN).

As discussed in our annual report to shareholders dated March 31, 1996, CMA Pennsylvania Municipal Money Fund began the six-month period ended September 30, 1996 with an average portfolio maturity in the 40-day range, while preparing to meet tax-related redemptions in April. Once tax-related redemptions ended, we began to extend the Fund's holdings of tax-exempt commercial paper into July and August while waiting for the issuance of the annual City of Philadelphia and Philadelphia School District TRAN. This extension increased the Fund's average life to the 50-day range, which helped to stabilize the Fund's yield as supply imbalances in the months of June and July adversely affected yields on variable rate demand notes. Despite strong employment data reports, inflationary data continued to remain favorable during this period. As it became clearer during the period that the Federal Reserve Board might hold interest rates steady with the Federal Funds rate at 5.25% and other economic data started to suggest a slower pattern of growth, we began taking advantage of a spike in yields and extended the Fund's average portfolio maturity to the 60-day range. We utilized the Fund's holdings of tax-exempt commercial paper and purchases of City of Philadelphia and Philadelphia school district TRAN as the only available methods to extend.

Looking ahead, we will continue to monitor the various economic data as well as the Federal Reserve Board's intentions with regard to monetary policy. As conditions warrant, we will maintain a slightly aggressive approach to the market using the annual issuance of Pennsylvania TAN as a means to extend the average life of the Fund in preparation for a period of technical strength in the early part of 1997. We will continue to monitor economic data, and should inflation begin to increase or the Federal Reserve Board change its monetary stance to a bias toward tightening, we will change the Fund's strategy accordingly. We continue to look for opportunities to diversify the portfolio, and we closely monitor credit quality while seeking to offer shareholders an attractive tax-exempt yield.

In Conclusion
We thank you for your support of CMA Pennsylvania Municipal Money
Fund, and we look forward to serving your investment needs in the future.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President







(Kevin A. Schiatta)
Kevin A. Schiatta
Vice President and Portfolio Manager



October 28, 1996



Portfolio Abbreviations for CMA Pennsylvania Municipal Money Fund

ACES SM  Adjustable Convertible Extendable Securities
AMT      Alternative Minimum Tax (subject to)
CP       Commercial Paper
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
S/F      Single-Family
TRAN     Tax Revenue Anticipation Notes
UPDATES  Unit Price Daily Adjustable Tax-Exempt Securities
VRDN     Variable Rate Demand Notes

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996                                                          (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                                        Issue                                       (Note 1a)
Pennsylvania--     $  6,500   Allegheny County, Pennsylvania, IDA, Pollution Revenue Bonds (Duquesne
99.1%                         Light Project), CP, Series A, 3.70% due 2/21/1997                               $    6,500
                      6,000   Allegheny County, Pennsylvania, IDA, Revenue Refunding Bonds
                              (Commercial Development Parkway Center Mall Project), VRDN,
                              Series A, 4% due 5/01/2009 (a)                                                       6,000
                              Beaver County, Pennsylvania, IDA, PCR:
                      5,100     (Duquesne Light Project), CP, AMT, Series A, 3.55% due 11/14/1996                  5,100
                      4,200     (Duquesne Light Project), CP, AMT, Series A, 3.70% due 1/30/1997                   4,200
                      4,000     Refunding (Atlantic Richfield Project), VRDN, 3.90% due
                                12/01/2020 (a)                                                                     4,000
                      8,000     Refunding (Toledo Edison Project), CP, Series E, 3.65% due 12/10/1996              8,000
                              Berks County, Pennsylvania, IDA, IDR:
                      4,100     (Citizens Utilities Co. Projects), CP, 3.70% due 12/11/1996                        4,100
                      2,425     (Valley Forge Company, Inc. Project), VRDN, AMT, Series A, 4.25%
                                due 9/01/2006 (a)                                                                  2,425
                      4,830   Bucks County, Pennsylvania, IDA, Environmental Improvement Revenue
                              Refunding Bonds (USX Corporate Project), 3.55% due 10/01/1996                        4,830
                      6,600   Bucks County, Pennsylvania, IDA, Revenue Bonds (Thypin Steel Co.),
                              VRDN, AMT, 3.95% due 12/01/2015 (a)                                                  6,600
                              Carbon County, Pennsylvania, IDA, Resource Recovery Revenue Bonds
                              (Panther Creek Partners), CP, AMT:
                      4,050     Series A, 3.55% due 10/15/1996                                                     4,050
                      4,445     Series A, 3.55% due 11/14/1996                                                     4,445
                      6,200     Series A, 3.55% due 11/15/1996                                                     6,200
                     14,540     Series B, 3.55% due 10/01/1996                                                    14,540
                      2,550     Series B, 3.55% due 11/15/1996                                                     2,550
                      1,780   Chartiers Valley, Pennsylvania, Industrial and Commercial
                              Development Authority, IDR, Refunding (Sycamore Creek Project),
                              3.75% due 3/01/1997                                                                  1,780
                      1,200   Chester County, Pennsylvania, IDA, IDR, Refunding (General Motors
                              Corp. Project), VRDN, 4% due 8/01/2001 (a)                                           1,200
                              Delaware County, Pennsylvania, IDA, PCR:
                      2,100     (BP Oil Inc. Project), UPDATES, VRDN, 3.95% due 12/01/2009 (a)                     2,100
                      2,700     Refunding (BP Exploration & Oil), VRDN, 3.95% due 10/01/2019 (a)                   2,700
                      4,500     Refunding (Philadelphia Electric Company), CP, Series A, 3.50%
                                due 10/01/1996 (c)                                                                 4,500
                              Eagle Tax Exempt Trust, Pennsylvania, VRDN (a):
                      4,300     Series 94, 4% due 5/01/2008                                                        4,300
                      5,900     Series A, 3.95% due 7/01/2025                                                      5,900

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (CONTINUED)                                              (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                                        Issue                                       (Note 1a)
Pennsylvania                  Emmaus, Pennsylvania, General Authority Revenue Bonds, VRDN (a):
(continued)        $  3,300     Sub-Series B-12, 3.95% due 3/01/2024                                          $    3,300
                     11,300     Sub-Series C-8, 3.95% due 3/01/2024                                               11,300
                      5,000     Sub-Series C-9, 3.95% due 3/01/2024                                                5,000
                      4,200     Sub-Series C-11, 3.95% due 3/01/2024                                               4,200
                      3,600     Sub-Series D-11, 3.95% due 3/01/2024                                               3,600
                      3,500     Sub-Series F-7, 3.95% due 3/01/2024                                                3,500
                      5,000     Sub-Series F-8, 3.95% due 3/01/2024                                                5,000
                      6,800     Sub-Series G-7, 3.95% due 3/01/2024                                                6,800
                      3,100   Erie County, Pennsylvania, IDA, Revenue Bonds (McInnes Steel Co.),
                              VRDN, AMT, 4% due 11/01/2001 (a)                                                     3,100
                     10,000   Harrisburg, Pennsylvania, Revenue Bonds (Pool Financing Authority
                              Fund), VRDN, 4.10% due 7/01/2021 (a)                                                10,000
                      8,000   Montgomery County, Pennsylvania, Higher Education and Health
                              Authority Revenue Bonds (Pennsylvania Higher Education & Health
                              Loan), VRDN, Series A, 3.90% due 6/01/2021(a)                                        8,000
                              Montgomery County, Pennsylvania, IDA, Revenue Bonds (Merck & Co.
                              Project), Series A:
                     10,000     CP, 3.50% due 10/01/1996                                                          10,000
                      1,700     VRDN, 4.30% due 10/01/2017 (a)                                                     1,700
                      3,850   Montour County, Pennsylvania, IDA, PCR (Merck & Co. Project), VRDN,
                              Series A, 4.05% due 10/01/2003 (a)                                                   3,850
                      5,000   Northeastern Pennsylvania, Hospital and Education Authority Revenue
                              Bonds (Allhealth Pooled Financing Program),VRDN, 3.95% due
                              7/01/2026 (a)                                                                        5,000
                              Pennsylvania Economic Development Financing Authority, Economic
                              Development Revenue Bonds:
                      1,600     (Erie Forge & Steel Project), VRDN, AMT, Series B-4, 4% due
                                12/01/1999 (a)                                                                     1,600
                      1,800     (Erie Plating Company Project), VRDN, AMT, Series B-5, 4% due
                                12/01/2004 (a)                                                                     1,800
                      5,300     (Gutchess Hardwoods Project), Series B, 3.60% due 4/01/2005                        5,300
                      5,000     VRDN, AMT, Series D-7, 4% due 8/01/2022 (a)                                        5,000
                      2,100     VRDN, AMT, Series I-3, 4% due 12/01/2011 (a)                                       2,100
                      1,170     (Wendt Dunning Co. Project), VRDN, AMT, 4% due 9/01/2010 (a)                       1,170
                              Pennsylvania Energy Development Authority, Energy Development Revenue
                              Bonds, VRDN, AMT (a):
                      5,850     (BIW Ebensburg Project), 3.90% due 12/01/2011                                      5,850
                     14,000     (Piney Creek Project), Series A, 3.95% due 12/01/2011                             14,000
                        900     (Piney Creek Project), Series C, 3.95% due 12/01/2011                                900
                      4,000   Pennsylvania Intergovernmental Cooperative Authority, Special Tax
                              Revenue Refunding Bonds (Philadelphia Funding Project), 5% due
                              6/15/1997 (b)                                                                        4,036
                              Pennsylvania State Higher Education Assistance Agency, Student Loan
                              Revenue Bonds, VRDN, AMT (a):
                     11,600     Series A, 3.90% due 1/01/2018                                                     11,600
                      6,900     Series C, 3.90% due 7/01/2018                                                      6,900
                      3,400   Pennsylvania State Higher Educational Facilities Authority, College
                              and University Revenue Refunding Bonds (Pennsylvania College of
                              Optometry), VRDN, 3.80% due 3/01/2026 (a)                                            3,400
                              Pennsylvania State Higher Educational Facilities Authority Revenue
                              Bonds (a):
                      3,000     (Allegheny College Project), VRDN, 3.95% due 11/01/2026                            3,000
                      2,400     Refunding (Carnegie Mellon University), VRDN, Series C, 3.95%
                                due 11/01/2029                                                                     2,400
                     10,000     Refunding (Thomas Jefferson University), ACES, Series C, 3.70%
                                due 2/26/1997                                                                     10,000

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (CONCLUDED)                                              (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                                        Issue                                       (Note 1a)
Pennsylvania       $  5,000   Pennsylvania State University, Series A, 4% due 12/18/1996                      $    5,007
(concluded)           6,000   Pennsylvania State, VRDN, 4% due 5/01/2014 (a)                                       6,000
                      2,280   Philadelphia, Pennsylvania, Hospitals and Higher Educational
                              Facilities Authority, Hospital Revenue Refunding Bonds (Pennsylvania
                              Hospital), VRDN, Series B, 3.90% due 7/01/2023 (a) (b)                               2,280
                      7,300   Philadelphia, Pennsylvania, IDA, Revenue Bonds (Institute for Cancer
                              Research Project), VRDN, Series A, 3.95% due 7/01/2013 (a)                           7,300
                      4,425   Philadelphia, Pennsylvania, Redevelopment Authority, M/F Housing
                              Revenue Refunding Bonds (Courts Project), VRDN, Series A, 3.80%
                              due 6/01/2025 (a)                                                                    4,425
                      9,545   Philadelphia, Pennsylvania, School District, TRAN, 4.50% due
                              6/30/1997                                                                            9,579
                     15,000   Philadelphia, Pennsylvania, TRAN, Series A, 4.50% due 6/30/1997                     15,059
                      1,650   Pittsburgh, Pennsylvania, Urban Redevelopment Authority, S/F
                              Mortgage Revenue Bonds, AMT, Series C, 3.70% due 12/01/1996 (c)                      1,650
                      2,200   Red Lion, Pennsylvania, Area School District, TRAN, 4.25% due
                              6/30/1997                                                                            2,206
                     15,000   Temple University of the Commonwealth System of Higher Education,
                              Pennsylvania (University Funding Obligations), 4.625% due 5/20/1997                 15,085
                              Venango, Pennsylvania, IDA Resource Recovery Revenue Bonds
                              (Scrubgrass Project), CP:
                      2,915     AMT, 3.55% due 10/15/1996                                                          2,915
                      2,000     AMT, 3.55% due 11/15/1996                                                          2,000
                      9,100     Refunding, AMT, Series A, 3.55% due 11/14/1996                                     9,100
                      4,300     Refunding, AMT, Series B, 3.55% due 11/14/1996                                     4,300
                      3,900   Washington County, Pennsylvania, Lease Authority Revenue Bonds
                              (Higher Education Pooled Equipment Lease), VRDN, Series 1985-A,
                              3.95% due 11/01/2005 (a)                                                             3,900
                      3,000   Westmoreland County, Pennsylvania, IDA, Revenue Bonds (National
                              Waste and Energy Corp.--Valley Landfill Expansion Project), AMT,
                              4.375% due 5/01/1997                                                                 3,000
                     13,000   York, Pennsylvania, General Pooled Financing Authority Revenue
                              Bonds, VRDN, 3.85% due 9/01/2026 (a)                                                13,000

                              Total Investments (Cost--$376,232*)--99.1%                                         376,232
                              Other Assets Less Liabilities--0.9%                                                  3,344
                                                                                                              ----------
                              Net Assets--100.0%                                                              $  379,576
                                                                                                              ==========

(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at September 30, 1996.
(b)FGIC Insured.
(c)GNMA Collateralized.
  *Cost for Federal income tax purposes.

   See Notes to Financial Statements.



CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1996
Assets:
Investments, at value (identified cost--$376,232,297) (Note 1a)                                          $   376,232,297
Cash                                                                                                              54,892
Receivables:
 Interest                                                                               $     1,948,590
 Securities sold                                                                                 15,346        1,963,936
                                                                                        ---------------
Prepaid registration fees and other assets (Note 1d)                                                           1,690,117
                                                                                                         ---------------
Total assets                                                                                                 379,941,242
                                                                                                         ---------------
Liabilities:
Payables:
 Investment adviser (Note 2)                                                                    165,423
 Distributor (Note 2)                                                                            95,736
 Beneficial interest redeemed                                                                         9          261,168
                                                                                        ---------------
Accrued expenses and other liabilities                                                                           103,906
                                                                                                         ---------------
Total liabilities                                                                                                365,074
                                                                                                         ---------------
Net Assets                                                                                               $   379,576,168
                                                                                                         ===============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                               $    37,960,050
Paid-in capital in excess of par                                                                             341,640,134
Undistributed investment income--net                                                                               3,087
Accumulated realized capital losses--net (Note 4)                                                                (27,103)
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 379,600,510 shares of
beneficial interest outstanding                                                                          $   379,576,168
                                                                                                         ===============

See Notes to Financial Statements.

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1996
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                 $     7,158,834

Expenses:
Investment advisory fees (Note 2)                                                       $       997,555
Distribution fees (Note 2)                                                                      246,150
Transfer agent fees (Note 2)                                                                     53,434
Registration fees (Note 1d)                                                                      38,188
Accounting services (Note 2)                                                                     28,676
Professional fees                                                                                27,470
Custodian fees                                                                                   18,202
Printing and shareholder reports                                                                 17,488
Pricing fees                                                                                      3,571
Trustees' fees and expenses                                                                       1,984
Other                                                                                             2,481
                                                                                        ---------------
Total expenses                                                                                                 1,435,199
                                                                                                         ---------------
Investment income--net                                                                                         5,723,635

Realized Loss on Investments--Net (Note 1c)                                                                       (1,083)
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                     $     5,722,552
                                                                                                         ===============
See Notes to Financial Statements.


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Six        For the
                                                                                          Months Ended      Year Ended
                                                                                         Sept. 30, 1996   March 31, 1996
Increase (Decrease) in Net Assets:
Operations:
Investment income--net                                                                  $     5,723,635  $    12,163,742
Realized loss on investments--net                                                                (1,083)              --
                                                                                        ---------------  ---------------
Net increase in net assets resulting from operations                                          5,722,552       12,163,742
                                                                                        ---------------  ---------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                       (5,720,548)     (12,163,742)
                                                                                        ---------------  ---------------
Net decrease in net assets resulting from dividends to shareholders                          (5,720,548)     (12,163,742)
                                                                                        ---------------  ---------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                            623,022,453    1,486,225,661
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e)                                                                           5,720,715       12,166,441
                                                                                        ---------------  ---------------
                                                                                            628,743,168    1,498,392,102
Cost of shares redeemed                                                                    (665,898,210)  (1,435,297,725)
                                                                                        ---------------  ---------------
Net increase (decrease) in net assets derived from beneficial interest
transactions                                                                                (37,155,042)      63,094,377
                                                                                        ---------------  ---------------
Net Assets:
Total increase (decrease) in net assets                                                     (37,153,038)      63,094,377
Beginning of period                                                                         416,729,206      353,634,829
                                                                                        ---------------  ---------------
End of period*                                                                          $   379,576,168  $   416,729,206
                                                                                        ===============  ===============

*Undistributed investment income--net                                                   $         3,087  $            --
                                                                                        ===============  ===============

See Notes to Financial Statements.


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been
derived from information provided in the financial          For the
statements.                                                Six Months
                                                         Ended Sept. 30,           For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                       1996         1996          1995        1994         1993
Per Share Operating Performance:
Net asset value, beginning of period                      $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                          ----------   ----------   ----------   ----------   ----------
Investment income--net                                           .01          .03          .03          .02          .02
                                                          ----------   ----------   ----------   ----------   ----------
Total from investment operations                                 .01          .03          .03          .02          .02
                                                          ----------   ----------   ----------   ----------   ----------
Less dividends from investment income--net                      (.01)        (.03)        (.03)        (.02)        (.02)
                                                          ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                            $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                          ==========   ==========   ==========   ==========   ==========
Total Investment Return                                        2.86%*       3.20%        2.65%        1.87%        2.29%
                                                          ==========   ==========   ==========   ==========   ==========
Ratios to Average Net Assets:
Expenses                                                        .72%*        .72%         .71%         .72%         .72%
                                                          ==========   ==========   ==========   ==========   ==========
Investment income--net                                         2.86%*       3.13%        2.64%        1.85%        2.22%
                                                          ==========   ==========   ==========   ==========   ==========
Supplemental Data:
Net assets, end of period (in thousands)                  $  379,576   $  416,729   $  353,635   $  336,853   $  318,954
                                                          ==========   ==========   ==========   ==========   ==========

*Annualized.

 See Notes to Financial Statements.



CMA PENNSYLVANIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
CMA Pennsylvania Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM" or "Adviser"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1996, the Fund had a net capital loss carryforward of approximately $26,000, of which $15,000 expires in 2002 and $11,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

CMA PENNSYLVANIA MUNICIPAL MONEY FUND

Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO
 [(800) 262-4636].